Exhibit 99.1

IHS Inc. Holds Annual Shareholder Meeting;

Shareholders Elect Directors and Ratify Independent Auditors

ENGLEWOOD, Colo.—April 26, 2006—IHS Inc. (NYSE: IHS) today held its annual shareholder meeting. After a vote, IHS shareholders approved the following:

•                  Charles A. Picasso, Richard W. Roedel and Michael V. Staudt, as Directors for additional three-year terms; and

•                  Ratification of the appointment of Ernst & Young LLP as its independent auditor for the 2006 fiscal year, which ends November 30, 2006.

During the meeting, Charles Picasso, President and CEO, provided an overview of the company, including IHS accomplishments in fiscal 2005 and early 2006, a recap and progress report on previously announced strategic transactions, and the company’s vision for profitable growth. Among many milestones achieved during the past year, IHS:

•                  Completed its IPO in November 2005.

•                  Sustained strong performance in top-line, profitability and cash flow growth.

•                  Completed several small acquisitions.

•                  Re-branded IHS as one company worldwide, strengthening and sharpening its customer focus, and marketing initiatives and successes.

“We believe that our strong results in fiscal 2005 and the beginning of fiscal 2006 demonstrate that we are fulfilling customers’ needs in expanding global markets and across our key industries: energy, aerospace, defense, construction, electronics and automotive,” said Charles Picasso, IHS President and CEO. “Our customers view us as ‘The Source for Critical Information and Insight,’ and for over 45 years we’ve been facilitating their decision-making, supporting their key processes, and improving their productivity.”

About IHS (www.ihs.com)

IHS (NYSE: IHS) is one of the leading global providers of critical technical information, decision-support tools and related services to customers in a number of industries including energy, defense, aerospace, construction, electronics, and automotive through two operating segments, Engineering and Energy. Our Engineering and Energy segments each represent approximately one-half of IHS total revenues. We serve customers ranging from governments and large multinational corporations to smaller companies and technical professionals in more than 100 countries. Our customers rely on our offerings to facilitate decision making, support key processes and improve productivity. We have been in business for more than 45 years and employ more than 2,300 people around the world.

IHS is a registered trademark of IHS Inc. All other company and product names may be trademarks of their respective owners. Copyright (C) 2006 IHS Inc. All rights reserved.

Forward-Looking Statements

This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Such statements may include financial projections and estimates and their underlying assumptions, statements regarding plans, objectives and expectations with respect to future operations, products, and services, and statements regarding future performance. Forward-looking statements are generally identified by the words “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan” and similar expressions. Although IHS and its management believe that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties — many of which are difficult to predict and generally beyond the control of IHS — that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include those discussed or identified by IHS from time to time in its public filings. Other than as required by applicable law, IHS does not undertake any obligation to update or revise any forward-looking information or statements. Please consult our public filings at www.sec.gov or www.ihs.com.

CONTACT: IHS Inc.
Jane Okun, 303-397-2747
jane.okun@ihs.com